SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 30, 1998


                         American General Ventures, Inc.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-8632

           Nevada                                               11-2712721
           ------                                               ----------
(State or other jurisdiction of                               (IRS Employer
incorporation or organization)                            Identification Number)


3650 Austin Bluffs Parkway, Suite 138, Colorado Springs, CO       80918
-----------------------------------------------------------       -----
(Address of principal executive offices)                        (Zip Code)


               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (719) 548-1616

                                 not applicable
                                 --------------
                  former name or former address, if applicable

ITEM 5.  Other Events


                          AGREEMENT AND PLAN OF MERGER


                                     BETWEEN


                         AMERICAN GENERAL VENTURES, INC.


                                       AND


                              NUCLEUS HOLDING CORP.


                                October 30, 1998


TABLE OF CONTENTS

1.   Definitions
2.   Basic Transaction
     (a)  The Merger
     (b)  The Closing
     (c)  Actions at the Closing
     (d)  Effect of Merger
     (e)  Procedure for Payment
     (f)  Closing of Transfer Records
3.   Representations and Warranties of the Target
     (a)  Organization, Qualification, and Corporate Power
     (b)  Capitalization
     (c)  Authorization of Transaction
     (d)  Noncontravention
     (e)  Financial Statements
     (f)  Events Subsequent to Most Recent Fiscal Quarter End
     (g)  Undisclosed Liabilities
     (h)  Brokers' Fees
     (i)  Continuity of Business Enterprise
4.   Representations and Warranties of the Buyer
     (a)  Organization, Qualification, and Corporate Power
     (b)  Capitalization
     (c)  Authorization of Transaction
     (d)  Noncontravention
     (e)  Filings with the SEC
     (f)  Financial Statements
     (g)  Events Subsequent to Most Recent Fiscal Quarter End
     (h)  Undisclosed Liabilities

     (i)  Employment Agreements
     (j)  Brokers' Fees
     (k)  Continuity of Business Enterprise
     (l)  Disclosure
5.   Covenants
     (a)  General
     (b)  Notices and Consents
     (c)  Regulatory Matters and Approvals
     (d)  [Intentionally Omitted]
     (e)  Operation of Target Business
     (f)  Operation of Buyer Business
     (g)  Full Buyer Access
     (h)  Full Target Access
     (i)  Notice of Developments
     (j)  Target Exclusivity
     (k)  Buyer Exclusivity
     (l)  Insurance and Indemnification
     (m)  Compliance with the Securities Act
     (n)  Report on Form 8-K
     (o)  Continuity of Business Enterprise
6.   Conditions to Obligation to Close
     (a)  Conditions to Obligation of the Buyer
     (b)  Conditions to Obligation of the Target
7.   Termination
     (a)  Termination of Agreement
     (b)  Effect of Termination
8.   Miscellaneous
     (a)  Survival
     (b)  Press Releases and Public Announcements
     (c)  No Third Party Beneficiaries
     (d)  Entire Agreement
     (e)  Succession and Assignment
     (f)  Counterparts
     (g)  Headings
     (h)  Notices
     (i)  Governing Law
     (j)  Amendments and Waivers
     (k)  Severability
     (l)  Expenses
     (m)  Construction
     (n)  Incorporation of Exhibits and Schedules

ITEM 5.  Other Events

                          AGREEMENT AND PLAN OF MERGER

     Agreement entered into as of October 30, 1998 by and between American General Ventures, Inc., a Nevada corporation (the "Buyer"), and Nucleus Holding Corporation, an Illinois corporation (the "Target"). The Buyer and the Target are referred to collectively herein as the "Parties."

     This Agreement contemplates a tax-free merger of the Target with and into the Buyer in a reorganization pursuant to Code ss.368(a)(1)(A). The Target Stockholder will receive capital stock in the Buyer in exchange for their capital stock in the Target.

     Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

     1. Definitions.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

     "Buyer" has the meaning set forth in the preface above.

     "Buyer-owned   Share"   means  any   Target   Share  that  the  Buyer  owns
beneficially.

     "Buyer Common Share" means any share of the Common Stock, $.001 par value per share, of the Buyer.

     "Buyer Preferred Share" means any share of Preferred Stock of the Buyer.

     "Buyer Warrant" means any warrant to purchase a Buyer-owned Share.

     "Closing" has the meaning set forth in ss.2(b) below.

     "Closing Date" has the meaning set forth in ss.2(b) below.

     "Confidential Information" means any information concerning the businesses and affairs of the Target and its Subsidiaries that is not already generally available to the public.

     "Conversion Ratio" has the meaning set forth in ss.2(d)(v) below.

     "Definitive Buyer Proxy Materials" means the definitive proxy materials relating to the Special Buyer Meeting.

     "Disclosure Schedule" has the meaning set forth in ss.3 below.

     "Dissenting Share" means any Target Share which any stockholder who or which has exercised his or its appraisal rights under the Illinois General Corporation Law holds of record.

     "Effective Time" has the meaning set forth in ss.2(d)(i) below.

     "Exchange Agent" has the meaning set forth in ss.2(e) below.

     "Financial Statements" has the meaning set forth in ss.3(e) below.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time.

     "Illinois Certificate of Merger" has the meaning set forth in ss.2(c) below.

     "Illinois General Corporation Law" means the Business Corporation Act of 1983 of the State of Illinois, as amended.

     "IRS" means the Internal Revenue Service.

     "Knowledge" means actual knowledge without independent investigation.

     "Merger" has the meaning set forth in ss.2(a) below.

     "Most Recent Fiscal Quarter End" has the meaning set forth in ss.4(f) below.

     "Nevada Certificate of Merger" has the meaning set forth in ss.2(c) below.

     "Nevada General Corporation Law" means the General Corporation Law of the State of Nevada as amended.

     "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "Party" has the meaning set forth in the preface above.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Public Report" has the meaning set forth in ss.4(e) below.

     "Requisite Buyer Stockholder Approval" means the affirmative vote of the holders of a majority of the Buyer Shares in favor of this Agreement and the Merger.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "Special Buyer Meeting" has the meaning set forth in ss.5(c)(ii) below.

     "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "Surviving Corporation" has the meaning set forth in ss.2(a) below.

     "Target" has the meaning set forth in the preface above.

     "Target Share" means any share of the Common Stock, no par value per share, of the Target.

     "Target Stockholder" means any Person who or which holds any Target Shares.

     2. Basic Transaction.

     (a) The Merger. On and subject to the terms and conditions of this Agreement, the Target will merge with and into the Buyer (the "Merger") at the Effective Time. The Buyer shall be the corporation surviving the Merger (the "Surviving Corporation"). Immediately following the Merger, the Buyer shall change its name to Nucleus Holding Corporation.

     (b) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Target's general counsel in Chicago, Illinois commencing at 9:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby

(other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall be no later than December 31, 1998.

     (c) Actions at the Closing. At the Closing, (i) the Target will deliver to the Buyer the various certificates, instruments, and documents referred to in ss.6(a) below, (ii) the Buyer will deliver to the Target the various certificates, instruments, and documents referred to in ss.6(b) below, (iii) the Buyer and the Target will file with the Secretary of State of the State of Nevada a Certificate of Merger in a form customarily accepted by the Secretary of State of the State of Nevada (the "Nevada Certificate of Merger"), (iv) the Buyer and the Target will file with the Secretary of State of the State of Illinois a Certificate of Merger in a form customarily accepted by the Secretary of State of the State of Illinois (the "Illinois Certificate of Merger"), and
(v) the Buyer will deliver to the Exchange Agent in the manner provided below in this ss.2 the certificate evidencing the Buyer Shares issued in the Merger.

     (d) Effect of Merger.

          (i) General. The Merger shall become effective at the time (the "Effective Time") the Buyer and the Target file the Certificate of Merger and Articles of Merger with the Secretary of State of the State of Illinois and the Secretary of State of the State of Nevada or such later time as specified in the Certificate of Merger and Articles of Merger. The Merger shall have the effect set forth in the Nevada General Corporation Law and the Illinois General Corporation Law. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either the Buyer or the Target in order to carry out and effectuate the transactions contemplated by this Agreement.

          (ii) Certificate of Incorporation. The Certificate of Incorporation of the Buyer in effect at and as of the Effective Time will remain the Certificate of Incorporation of the Surviving Corporation without any modification or amendment in the Merger.

          (iii) Bylaws. The Bylaws of the Buyer in effect at and as of the Effective Time will remain the Bylaws of the Surviving Corporation without any modification or amendment in the Merger.

          (iv) Directors and Officers.

               (a) prior to the Effective Time, AGV will amend its Bylaws to provide for up to ten directors;

               (b) prior to the Effective Time, AGV shall use its best efforts to cause Christopher S. Walker to resign as a director;

               (c) AGV shall use its best efforts to cause John Paulsen and up to three persons designated by Mr. Paulsen mutually acceptable to AGV and Nucleus to be duly appointed or elected to the Board of Directors of AGV, effective at the Effective Time or as soon as practicable thereafter. AGV and Nucleus hereby agree that, Mark Fera and Stephen Calk are acceptable to serve as directors of AGV.

               (d) AGV and Nucleus shall use their reasonable best efforts to cause John C. Paulsen to be appointed President and Chief Executive Officer and Steven H. Walker to remain a Chairman of the Board of Directors and to be appointed as Vice President of Business Development of AGV effective at the Effective Time or as soon as practicable thereafter.

          (v) Conversion of Target Shares. At and as of the Effective Time, (A) each Target Share (other than any Dissenting Share or Buyer-owned Share) shall be converted into the right to receive 54,428,999 Buyer Shares (the ratio of 54,428.999 Buyer Shares to one Target Share is referred to herein as the "Conversion Ratio"), (B) each Dissenting Share shall be converted into the right to receive payment from the Surviving Corporation with respect thereto in accordance with the provisions of the Illinois General Corporation Law, and (C) each Buyer-owned Share shall be canceled; provided, however, that the Conversion Ratio shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of Target Shares outstanding. No Target Share shall be deemed to be outstanding or to have any rights other than those set forth above in this ss.2(d)(v) after the Effective Time.

          (vi) Buyer Shares. Each Buyer Share issued and outstanding at and as of the Effective Time will remain issued and outstanding.

          (vii) Buyer Warrants. Each Buyer Warrant outstanding at and as of the Effective Time will remain outstanding and in full force and effect.

               (e)  Procedure for Payment.

               (i) Immediately after the Effective Time, (A) the Buyer will furnish to Illinois Stock Transfer Company of Chicago, Illinois (the "Exchange Agent") a stock certificate (issued in the name of the

          Exchange Agent or its nominee) representing that number of Buyer Shares equal to the product of (I) the Conversion Ratio times (II) the number of outstanding Target Shares (other than any Dissenting Shares and Buyer-owned Shares) and (B) the Buyer will cause the Exchange Agent to mail a letter of transmittal (with instructions for its use) to each record holder of outstanding Target Shares for the holder to use in surrendering the certificates which represented his or its Target Shares in exchange for a certificate representing the number of Buyer Shares to which he or it is entitled.

               (ii) The Buyer will not pay any dividend or make any distribution on Buyer Shares (with a record date at or after the Effective Time) to any record holder of outstanding Target Shares until the holder surrenders for exchange his or its certificates which represented Target Shares. The Buyer instead will pay the dividend or make the distribution to the Exchange Agent in trust for the benefit of the holder pending surrender and exchange. The Buyer may cause the Exchange Agent to invest any cash the Exchange Agent receives from the Buyer as a dividend or distribution in one or more of the investments permitted of banks and transfer companies ; provided, however, that the terms and conditions of the investments shall be such as to permit the Exchange Agent to make prompt payments of cash to the holders of outstanding Target Shares as necessary. The Buyer may cause the Exchange Agent to pay over to the Buyer any net earnings with respect to the investments, and the Buyer will replace promptly any cash which the Exchange Agent loses through investments. In no event, however, will any holder of outstanding Target Shares be entitled to any interest or earnings on the dividend or distribution pending receipt.

               (iii) The Buyer may cause the Exchange Agent to return any Buyer Shares and dividends and distributions thereon remaining unclaimed 180 days after the Effective Time, and thereafter each remaining record holder of outstanding Target Shares shall be entitled to look to the Buyer (subject to abandoned property, escheat, and other similar laws) as a general creditor thereof with respect to the Buyer Shares and dividends and distributions thereon to which he or it is entitled upon surrender of his or its certificates.

               (iv) The Buyer shall pay all charges and expenses of the Exchange Agent.

               (f) Closing of Transfer Records. After the close of business on the Closing Date, transfers of Target Shares outstanding prior to the Effective Time shall not be made on the stock transfer books of the Surviving Corporation.

     3. Representations and Warranties of the Target. The Target represents and warrants to the Buyer that the statements contained in this ss.3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ss.3), except as set forth in the disclosure schedule accompanying this Agreement and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this ss.3.

     (a) Organization, Qualification, and Corporate Power. Each of the Target and its Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each of the Target and its Subsidiaries is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required except where the lack of such qualification would not have a material adverse effect on the financial condition of the Target and its Subsidiaries taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. Each of the Target and its Subsidiaries has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

     (b) Capitalization. The entire authorized capital stock of the Target consists of 1,000 Target Shares, all of which Target Shares are issued and outstanding. All of the issued and outstanding Target Shares have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Target to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Target.

     (c) Authorization of Transaction. The Target has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Target, enforceable in accordance with its terms and conditions.

     (d) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of the Target and its Subsidiaries is subject or any provision of the charter or bylaws of any of the Target and its Subsidiaries or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which any of the Target and its Subsidiaries is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets) except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a material adverse effect on the financial condition of the Target and its Subsidiaries taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. Other than in connection with the provisions of the Illinois General Corporation Law, the Nevada General Corporation Law, the Securities Exchange Act, the Securities Act, and the state securities laws, none of the Target and its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the Target and its Subsidiaries taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

     (e) Financial Statements. The Financial Statements of the Target for the fiscal quarter ended June 30, 1998, and for the fiscal year ended December 31, 1997, (collectively, the "Financial Statement") have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, and present fairly the financial condition of the Target and its Subsidiaries as of the indicated dates and the results of operations of the Target and its Subsidiaries for the indicated periods; provided, however, that the interim statements are subject to normal year-end adjustments.

     (f) Events Subsequent to Most Recent Fiscal Quarter End. Since the Most Recent Fiscal Quarter End, there has not been any material adverse change in the financial condition of the Target and its Subsidiaries taken as a whole.

     (g) Undisclosed Liabilities. None of the Target and its Subsidiaries has any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes, except for (i) liabilities set forth on the face of the balance sheet dated as of June 30, 1998 (rather than in any notes thereto) and (ii) liabilities which have arisen after June 30, 1998 in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

     (h) Brokers' Fees. None of the Target and its Subsidiaries has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     (i) Continuity of Business Enterprise. The Target operates at least one significant historic business line, or owns at least a significant portion of its historic business assets, in each case within the meaning of Reg. ss.1.368-1(d).

     4. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Target that the statements contained in this ss.4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ss.4), except as set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this ss.4.

     (a) Organization, Qualification and Corporate Power. Each of the Buyer and its subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each of the Buyer and its Subsidiaries is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required except where the lack of such qualification would not have a material adverse effect on the financial condition of the Buyer and its Subsidiaries taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. Each of the Buyer and its Subsidiaries has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

     (b) Capitalization. The entire authorized capital stock of the Buyer consists of (i) 900,000,000 Buyer Common Shares, of which 11,681,268 Buyer Common Shares are issued and outstanding, and no Buyer Common Shares are held in treasury, (ii) 8,000,000 Buyer Preferred Shares, none of which Buyer Preferred Shares are issued or outstanding, and (iii) 3,670,501 Buyer Warrants. All of the Buyer Common Shares to be issued in the Merger have been duly authorized and, upon consummation of the Merger, will be validly issued, fully paid, and nonassessable. There are no other outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Buyer to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Buyer.

     (c) Authorization of Transaction. The Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that the Buyer cannot consummate the Merger unless and until it receives the Requisite Buyer Stockholder Approval. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions.

     (d) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of the charter or bylaws of the Buyer or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement. Other than in connection with the provisions of the Illinois General Corporation Law, the Nevada General Corporation Law, the Securities Exchange Act, the Securities Act, and the state securities laws, the Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement.

     (e) Filings with the SEC. The Buyer has made all filings with the SEC that it has been required to make under the Securities Act and the Securities Exchange Act (collectively the "Public Reports"). Each of the Public Reports has complied with the Securities Act and the Securities Exchange Act in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Buyer has delivered to the Buyer a correct and complete copy of each Public Report (together with all exhibits and schedules thereto and as amended to date).

     (f) Financial Statements. The Target has filed Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 1998 (the "Most Recent Fiscal Quarter End"), June 30, 1998, and March 31, 1998, and an Annual Report on Form 10-K for the fiscal year ended December 31, 1997. The financial statements included in or incorporated by reference into these Public Reports (including the related notes and schedules) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, and present fairly the financial condition of the Buyer and its Subsidiaries as of the indicated dates and the results of operations of the Buyer and its Subsidiaries for the indicated periods; provided, however, that the interim statements are subject to normal year-end adjustments.

     (g) Events Subsequent to Most Recent Fiscal Quarter End. Since the Most Recent Fiscal Quarter End, there has not been any material adverse change in the financial condition of the Buyer and its Subsidiaries taken as a whole.

     (h) Undisclosed Liabilities. None of the Buyer and its Subsidiaries has any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes, except for (i) liabilities set forth on the face of the balance sheet dated as of the Most Recent Fiscal Quarter End (rather than in any notes thereto) and (ii) liabilities which have arisen after the Most Recent Fiscal Quarter End in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

     (i)  Employment   Agreements.   There  are  no  employment   agreements  or
arrangements of any kind between Buyer and any of its executive officers or key employees which cannot be terminated upon not more than two weeks notice.

     (j) Brokers' Fees. The Buyer does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any of the Target and its Subsidiaries could become liable or obligated.

     (k) Continuity of Business Enterprise. It is the present intention of the Buyer to continue at least one significant historic business line of the Target, or to use at least a significant portion of the Target's historic business assets in a business, in each case within the meaning of Reg. ss.1.368-1(d).

     (l) Disclosure. The Registration Statement and the Definitive Buyer Proxy Materials will comply with the Securities Act and the Securities Exchange Act in all material respects. The Registration Statement and the Definitive Buyer Proxy Materials will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading; provided, however, that the Buyer makes no representation or warranty with respect to any information that the Target will supply specifically for use in the Registration Statement and the Definitive Buyer Proxy Materials. None of the information that the Buyer will supply specifically for use in the Definitive Target Proxy Materials will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading.

     5. Covenants. The Parties agree as follows with respect to the period from and after the execution of this Agreement.

     (a) General. Each of the Parties will use its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in ss.6 below).

     (b) Notices and Consents. The Target will give any notices (and will cause each of its Subsidiaries to give any notices) to third parties, and will use its best efforts to obtain (and will cause each of its Subsidiaries to use its reasonable best efforts to obtain) any third party consents, that the Buyer reasonably may request in connection with the matters referred to in ss.3(d) above.

     (c) Regulatory Matters and Approvals. Each of the Parties will (and the Target will cause each of its Subsidiaries to) give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in ss.3(d) and ss.4(d) above. Without limiting the generality of the foregoing:

          (i) Securities Act, Securities Exchange Act, and State Securities Laws. The Buyer will prepare and file with the SEC preliminary proxy materials under the Securities Exchange Act relating to the Special Buyer Meeting. The Buyer will use its best efforts to respond to the comments of the SEC thereon and will make any further filings (including amendments and supplements) in connection therewith that may be necessary, proper, or advisable. The Target will provide the Buyer, with whatever information and assistance in connection with the foregoing filings that the Buyer reasonably may request. The Buyer will take all actions that may be necessary, proper, or advisable under state securities laws in connection with the offering and issuance of the Buyer Shares.

          (ii) Special Buyer Meeting. The Buyer will call a special meeting of its stockholders (the "Special Buyer Meeting") as soon as practicable in order that the stockholders may consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the Nevada General Corporation Law. The Buyer will mail the Definitive Buyer Proxy Materials to its stockholders simultaneously and as soon as practicable. The Definitive Buyer Proxy Materials will contain the affirmative recommendation of the board of directors of Buyer in favor of the adoption of this Agreement and the approval of the Merger; provided, however, that no director or officer of Buyer shall be required to violate any fiduciary duty or other requirement imposed by law in connection therewith.

     (d) [Intentionally Omitted]

     (e) Operation of Target Business. The Target will not (and will not cause or permit any of its Subsidiaries to) engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing:

          (i) none of the Target and its Subsidiaries will authorize or effect any change in its charter or bylaws;

          (ii) none of the Target and its Subsidiaries will grant any options, warrants, or other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its capital stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding);

          (iii) none of the Target and its Subsidiaries will declare, set aside, or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind), or redeem, repurchase, or otherwise acquire any of its capital stock;

          (iv) none of the Target and its Subsidiaries will issue any note, bond, or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business;

          (v) none of the Target and its Subsidiaries will impose any Security Interest upon any of its assets outside the Ordinary Course of Business;

          (vi) none of the Target and its Subsidiaries will make any capital investment in, make any loan to, or acquire the securities or assets of any other Person outside the Ordinary Course of Business;

          (vii) none of the Target and its Subsidiaries will make any change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business; and

          (viii) none of the Target and its Subsidiaries will commit to any of the foregoing.

     (f) Operation of Buyer Business. The Buyer will not (and will not cause or permit any of its Subsidiaries to) engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing:

          (i) none of the Buyer and its Subsidiaries will authorize or effect any change in its charter or bylaws;

          (ii) none of the Buyer and its Subsidiaries will grant any options, warrants, or other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its capital stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding);

          (iii) none of the Buyer and its Subsidiaries will declare, set aside, or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind), or redeem, repurchase, or otherwise acquire any of its capital stock;

          (iv) none of the Buyer and its Subsidiaries will issue any note, bond, or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business;

          (v) none of the Buyer and its Subsidiaries will impose any Security Interest upon any of its assets outside the Ordinary Course of Business;

          (vi) none of the Buyer and its Subsidiaries will make any capital investment in, make any loan to, or acquire the securities or assets of any other Person outside the Ordinary Course of Business;

          (vii) none of the Buyer and its Subsidiaries will make any change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business; and

          (viii) none of the Buyer and its Subsidiaries will commit to any of the foregoing.

     (g) Full Buyer Access. The Target will (and will cause each of its Subsidiaries to) permit representatives of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Target and its Subsidiaries, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to each of the Target and its Subsidiaries. The Buyer will treat and hold as such any Confidential Information it receives from any of the Target and its Subsidiaries in the course of the reviews contemplated by this ss.5(g), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, agrees to return to the Target all tangible embodiments (and all copies) thereof which are in its possession.

     (h) Full Target Access. The Buyer will (and will cause each of its Subsidiaries to) permit representatives of the Target to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Buyer and its Subsidiaries, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to each of the Buyer and its Subsidiaries. The Buyer will treat and hold as such any Confidential Information it receives from any of the Buyer and its Subsidiaries in the course of the reviews contemplated by this ss.5(h), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, agrees to return to the Buyer all tangible embodiments (and all copies) thereof which are in its possession.

     (i) Notice of Developments. Each Party will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in ss.3 and ss.4 above. No disclosure by any Party pursuant to this ss.5(i), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     (j) Target Exclusivity. The Target will not (and will not cause or permit any of its Subsidiaries to) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of all or substantially all of the capital stock or assets of any of the Target and its Subsidiaries (including any acquisition structured as a merger, consolidation, or share exchange); provided, however, that the Target, its Subsidiaries, and their directors and officers will remain free to participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing to the extent their fiduciary duties may require. The Target shall notify the Buyer immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

     (k) Buyer Exclusivity. The Buyer will not (and will not cause or permit any of its Subsidiaries to) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of all or substantially all of the capital stock or assets of any of the Buyer and its Subsidiaries (including any acquisition structured as a merger, consolidation, or share exchange); provided, however, that the Buyer, its Subsidiaries, and their directors and officers will remain free to participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing to the extent their fiduciary duties may require. The Buyer shall notify the Target immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

     (l) Insurance and Indemnification.

          (i) From the after the Effective Time, AGV and the Surviving Corporation (collectively, the "Indemnifying Party") shall indemnify, defend and hold harmless, to the full extent a corporation is permitted under the Nevada Law to indemnify its own directors, officers and agents, each person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time an officer or director of Nucleus, and for purposes of clause (ii) below any agent of Nucleus acting at the request of its officers or directors in connection with the negotiation, execution and delivery of this Agreement and the consummation of the Merger (the "Indemnified Parties") against (i) all losses, claims, damages, costs, reasonable expenses, liabilities or judgments or amounts ("Indemnified Liabilities") that are paid in settlement with the approval of the Indemnifying Party (which approval shall not be unreasonably withheld) of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director or officer of Nucleus, whether pertaining to any matter existing now or occurring at or prior to the Effective Time and whether asserted or claimed prior to or at or after the Effective Time, and (ii) all Indemnified Liabilities based in whole or in part on or arising in whole or in part out of or pertaining to this Agreement or the Merger, including without limitation any act or omission of the officers and directors of Nucleus in the negotiation execution and delivery of this Agreement and the consummation of the Merger. AGV and Nucleus, as the case may be, will pay expenses incurred by an Indemnified Party in advance of the final disposition of any such action or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Party to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified. In the event any such claim, action , suit, proceeding or investigation is brought against any Indemnified Party, the Indemnifying Party shall proceed at its own expense to resist and dispose of such claim in such manner as it deems appropriate; provided, however, that the Indemnified Party shall have the right to employ separate legal counsel in any such claim and participate in the defense thereof, but the fees and expenses of such other counsel shall be at the expense of the Indemnified Party and shall not be an Indemnified Liability hereunder unless the Indemnified Party shall conclude based on advice of counsel that the interests of the Indemnified Party in such action are materially different from those of the Indemnifying Party or that the Indemnified Party may have defenses that are different from or in addition to those available to the Indemnifying Party in which case the fees and expenses of such counsel shall be an Indemnified Liability. Neither the Indemnifying Party nor the Indemnified Party shall, except with the prior written consent of each other Indemnified or Indemnifying Party affected, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term and release by the claimant or plaintiff of all such parties from all further liability in respect of such claim. Any Indemnified Party wishing to claim indemnification under this paragraph 5(1), upon learning of any such claim, action, suit, proceeding or investigation, shall notify the Indemnifying Party (but the failure so to notify the Indemnifying Party shall not relieve such party from any liability which it may have under this paragraph 5(1) except to the extent such failure prejudices such party), and shall deliver to the Indemnifying Party the undertaking to repay expenses referred to above.

          (b) For the entire period from the Effective Time until at least three years after the Effective Time AGV will cause the Surviving Corporation to maintain without any reduction in scope or coverage the indemnification provisions for present and former officers and directors contained in Nucleus's Certificate of Incorporation and By-laws in effect on the date hereof.

          (c) The provisions of this paragraph 5(1) shall survive the Effective Time and are intended to be for the benefit of and shall be enforceable by each Indemnified Party and his or her heirs and representatives.

     (m) Compliance with the Securities Act. Nucleus shall use its commercially reasonable efforts to cause each person who is an affiliate, as that term is used in paragraphs (c) and (d) of Rule 145 under the Securities Act, of Nucleus to deliver to AGV on or prior to the Effective Time a written agreement to the effect that such person will not offer to sell, sell or otherwise dispose of any shares of AGV Common Stock issued in the Merger, except in each case pursuant to an effective registration statement or in compliance with Rule 145, as amended from time to time, or in as transaction which in the opinion of legal counsel satisfactory to AGV is exempt from the registration requirements of the Securities Act, and in a manner necessary to assure the accounting treatment of the Merger as a "pooling of interests." Nucleus shall use its commercially reasonable efforts to provide AGV with such information as AGV shall reasonably request for purposes of making its own determination of persons who may be deemed to be affiliates of Nucleus.

     (n) Report on Form 8-K. AGV will use its commercially reasonable efforts to file a Current Report on Form 8-K containing financial results of the combined operations of AGV and Nucleus covering a period of at least 30 days following the Effective Date with the SEC within 45 days after the last day of the first full month following the Effective Date; provided, however, that AGV may delay the filing of the Form 8-K for a reasonable period of time if it determines, in good faith, that the filing would require disclosure of information not otherwise then required to be disclosed and that such disclosure would adversely affect any material business situation, transaction or negotiation then proposed, contemplated or being engaged in by AGV.

     (o) Continuity of Business Enterprise. The Buyer will continue at least one significant historic business line of the Target, or use at least a significant portion of the Target's historic business assets in a business, in each case within the meaning of Reg. ss.1.368-1(d).

     6. Conditions to Obligation to Close.

     (a) Conditions to Obligation of the Buyer. The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i) the representations and warranties set forth in ss.3 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) the Target shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would
     (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Surviving Corporation to own the former assets, to operate the former businesses, and to control the former Subsidiaries of the Target, or (D) affect adversely the right of any of the former Subsidiaries of the Target to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

          (iv) the Target shall have delivered to the Buyer a certificate to the effect that each of the conditions specified above in ss.6(a)(i)-(iii) is satisfied in all respects;

          (v) this Agreement and the Merger shall have received the Requisite Buyer Stockholder Approval;

          (vi) AGV shall have received the agreement(s) referred to in paragraph 5(m);

          (vii) the Buyer shall have received from counsel to the Target an opinion in form and substance reasonably satisfactory to Buyer, addressed to the Buyer, and dated as of the Closing Date;

          (viii) all actions to be taken by the Target in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

     The Buyer may waive any condition specified in this ss.6(a) if it executes a writing so stating at or prior to the Closing.

     (b) Conditions to Obligation of the Target. The obligation of the Target to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i) this Agreement and the Merger shall have received the Requisite Buyer Stockholder Approval;

          (ii) the representations and warranties set forth in ss.4 above shall be true and correct in all material respects at and as of the Closing Date;

          (iii) the Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iv) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would
     (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Surviving Corporation to own the former assets, to operate the former businesses, and to control the former Subsidiaries of the Target, or (D) affect adversely the right of any of the former Subsidiaries of the Target to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

          (v) the Buyer shall have delivered to the Target a certificate to the effect that each of the conditions specified above in ss.6(b)(i)-(iv) is satisfied in all respects;

          (vi) the Target shall have received from counsel to the Buyer an opinion in form and substance reasonably satisfactory to Target, addressed to the Target, and dated as of the Closing Date;

          (vii) Nucleus shall have received the resignation, effective as of the Closing, of Christopher Walker as director of AGV; and

          (viii) the By-Laws of AGV shall have been amended to provide for up to ten directors; and

          (ix) all actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Target.

     The Target may waive any condition specified in this ss.6(b) if it executes a writing so stating at or prior to the Closing.

     7. Termination.

     (a) Termination of Agreement. Either of the Parties may terminate this Agreement with the prior authorization of its board of directors (whether before or after stockholder approval) as provided below:

          (i) the Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Time;

          (ii) the Buyer may terminate this Agreement by giving written notice to the Target at any time prior to the Effective Time (A) in the event the Target has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyer has notified the Target of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before December 31, 1998, by reason of the failure of any condition precedent under ss.6(a) hereof (unless the failure results primarily from the Buyer breaching any representation, warranty, or covenant contained in this Agreement);

          (iii) the Target may terminate this Agreement by giving written notice to the Buyer at any time prior to the Effective Time (A) in the event the Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Target has notified the Buyer of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before December 31, 1998, by reason of the failure of any condition precedent under ss.6(b) hereof (unless the failure results primarily from the Target breaching any representation, warranty, or covenant contained in this Agreement);

          (iv) the Target may terminate this Agreement by giving written notice to the Buyer at any time prior to the Effective Time in the event the Target's board of directors concludes that termination would be in the best interests of the Target and its stockholders; or

          (v) any Party may terminate this Agreement by giving written notice to the other Party at any time after the Special Buyer Meeting in the event this Agreement and the Merger fail to receive the Requisite Buyer Stockholder Approval.

     (b) Effect of Termination. If any Party terminates this Agreement pursuant to ss.7(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained in ss.5(g) and 5(h) above shall survive any such termination.

     8. Miscellaneous.

     (a) Survival. None of the representations, warranties, and covenants of the Parties (other than the provisions in ss.2 above concerning issuance of the Buyer Shares, the provisions in ss.5(l) above concerning insurance and indemnification, and the provisions in ss.5(o) above concerning certain requirements for a tax-free reorganization]) will survive the Effective Time.

     (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Party prior to making the disclosure).

     (c) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns; provided, however, that (i) the provisions in ss.2 above concerning issuance of the Buyer Shares and the provisions in ss.5(o) above concerning certain requirements for a tax-free reorganization are intended for the benefit of the Target Stockholders and (ii) the provisions in ss.5(l) above concerning insurance and indemnification are intended for the benefit of the individuals specified therein and their respective legal representatives.

     (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     (e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

     (f)   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (g) Headings. The section headings contained in this Agreement are inserted
for  convenience   only  and  shall  not  affect  in  any  way  the  meaning  or interpretation of this Agreement.

     (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

     If to the Target:         Nucleus Holding Corporation
                               150 North Michigan Avenue
                               Suite 3610
                               Chicago, Illinois 60601

     Copy to:                  Frederick H. Kopko, Jr.
                               McBreen, McBreen & Kopko
                               20 North Wacker Drive
                               Suite 2520
                               Chicago, Illinois 60606

     If to the Buyer:          American General Ventures, Inc.
                               3650 Austin Bluffs Parkway
                               Suite 138
                               Colorado Springs, Colorado 80918

     Copy to:                  Jodi Walker
                               7841 South Garfield
                               Littleton, Colorado 80122


Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     (i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Illinois without giving effect to any choice or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     (j) Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time with the prior authorization of their respective boards of directors; provided, however, that any amendment effected subsequent to stockholder approval will be subject to the restrictions contained in the Illinois General Corporation Law and in the Nevada General Corporation Law. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     (l) Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

     (m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

     (n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

                                      *****

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

AMERICAN GENERAL VENTURES, INC.

By: /s/ Steven H. Walker

Title: President


NUCLEUS HOLDING CORPORATION

By: /s/ John Paulsen

Title: President